INVESTMENT MANAGER
EquitiLink International Management Limited
P.O. Box 578, 17 Bond Street
St. Helier, Jersey JE45XB
Channel Islands
INVESTMENT ADVISER
EquitiLink Australia Limited
Level 3, 190 George Street
Sydney, NSW 2000, Australia
CONSULTANT
Wood Gundy, Inc.
BCE Place, P.O. Box 500
Toronto, Ontario, MSJ 258
Canada
ADMINISTRATOR
Princeton Administrators, L.P.
Box 9095
Princeton, New Jersey 08543-9095
CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
1 Heritage Drive
Boston, Massachusetts 02171
AUCTION AGENT
Chase Manhattan Bank, N.A.
450 West 33rd St.
New York, New York 10001
INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, New York 10036
LEGAL COUNSEL
Dechert Price & Rhoads
30 Rockefeller Plaza
New York, New York 10112
Stikeman, Elliott
Level 40 Chifley Tower
2 Chifley Square
Sydney, NSW 2000, Australia
The shares of The First Commonwealth Fund, Inc. are traded on the New York Stock Exchange under the symbol 'FCO'. Information about the Fund's net asset value and market price is published weekly in Barron's and in the Monday edition of The Wall Street Journal.

    For a weekly update of the Fund's net asset value and share price, or to receive more information on the Fund, call toll-free: 1-800-543-6217

   This report, including the financial information herein, is transmitted to the shareholders of The First Commonwealth Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person.

The First Commonwealth Fund, Inc.
Box 9095
Princeton, NJ 08543-9095
(609) 282-4600


THE FIRST
COMMONWEALTH
FUND, INC.
--------------------------------------------------------

QUARTERLY REPORT
JANUARY 31, 1999


                HIGHLIGHTS OF THIS REPORT
  NAV return 8.6% per annum since inception assuming
  reinvestment of distributions
  8.8% cash distribution rate for the year to January 31,
  1999
  95% of the Fund's assets invested in securities rated or deemed equivalent to 'AA'/'Aa' or better

 ALL AMOUNTS ARE IN US DOLLARS
UNLESS OTHERWISE STATED

 MANAGED BY EQUITILINK INTERNATIONAL
MANAGEMENT LIMITED

--------------------------------------------------------------------------------
                             LETTER TO SHAREHOLDERS
--------------------------------------------------------------------------------

                                                                  March 12, 1999

Dear Shareholder:

    We are pleased to present our Quarterly Report to shareholders for the three months to January 31, 1999. The report includes a summary of developments in bond and currency markets in Australia, Canada, New Zealand and the United Kingdom.

INVESTMENT MARKETS -- UK AND CANADIAN BOND MARKETS RALLY

    Investment conditions for the Fund were positive over the latest quarter. The UK and Canadian bond markets rallied, more than compensating for the weakness of the New Zealand bond market and flat Australian market. With the exception of the British pound, all Commonwealth currencies appreciated against the US dollar.

    These positive investment conditions have translated into strong performance of the Fund over the quarter.

INVESTMENT PERFORMANCE -- 8.6% PER ANNUM RETURN SINCE INCEPTION

    The Fund's total return based on NAV was 4.5% over the three months to January 31, 1999. Since inception, the Fund has returned 8.6% per annum. The Fund's total return based on share price was 2.9% over the latest three months. The NAV and share price performance both assume reinvestment of distributions.

INVESTMENT PORTFOLIO -- 95% AA/AA OR BETTER

    The Fund continues to maintain a high quality portfolio, with nearly 95% of assets invested in securities where either the issue or the issuer are rated at least 'AA' by Standard & Poor's Ratings Group or 'Aa' by Moody's Investors Service or, if unrated, are judged to be of equivalent quality by the Investment Manager.

DISTRIBUTIONS -- 8.8% CASH DISTRIBUTION RATE

    Distributions to common shareholders for the year totalled 95.5 cents per share. Based on the share price of $10.88 at January 31, 1999, the cash distribution rate over the last 12 months was 8.8%. Since all distributions are paid after deducting applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the effective distribution rate is higher for those US investors who are able to claim a tax credit.

    At its meeting held on March 11, 1999, the Board of Directors resolved to continue paying a monthly distribution of 7.75 cents per share through to June 1999 when the Board will review the position at its next quarterly meeting.

    For information on the Fund including weekly updates of share price, NAV, and details of recent distributions, please telephone Investor Relations, toll free on 1-800-543-6217 in the United States.

Yours sincerely,


Brian M. Sherman                                           Laurence S. Freedman
Chairman                                                   President

--------------------------------------------------------------------------------
                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------

    We invite you to participate in the Fund's Dividend Reinvestment and Cash Purchase Plan (the 'Plan') which allows you to automatically reinvest your distributions in shares of the Fund's common stock at favorable commission rates. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per month. As a participant in the Plan, you will have the convenience of:

    AUTOMATIC REINVESTMENT -- the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;

    LOWER COSTS -- shares purchased on your behalf under the Plan will be at reduced brokerage rates;

    CONVENIENCE -- the Plan Agent will hold your shares in uncertificated form and will provide a detailed record of your holdings at the end of each distribution period.

    If you would like further information on the Plan, please contact State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266, Tel:
1-800-426-5523.

--------------------------------------------------------------------------------
                        REPORT OF THE INVESTMENT MANAGER
--------------------------------------------------------------------------------

DISTRIBUTIONS

    During the latest 12 month period, the Fund paid a total of 95.5 cents per share in distributions, consisting of two monthly payments of 8.25 cents per share and ten monthly payments of 7.75 cents per share plus an additional payment of 1.5 cents per share in January. The Board's policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains if required. The current distribution rate of 7.75 cents per share per month will be reviewed at the next meeting of the Board to be held in June 1999.

    Based upon the January 31, 1999 share price of $10.88, and total distributions of 95.5 cents per share paid over the past 12 months, the Fund provided a cash distribution rate of 8.8%. At the date of this report, with the share price at $10.50, and monthly distributions at 7.75 cents per share, the annualized cash distribution rate to shareholders is 8.9% per annum. Since all distributions are paid after deducting applicable Australian, Canadian, New Zealand and United Kingdom withholding taxes, the effective distribution rate is higher for those US investors who are able to claim a tax credit.

NET ASSET VALUE (NAV) PERFORMANCE

    The Fund's NAV per share at January 31, 1999 was $13.37. The Fund's total return based on NAV was 4.5% over the latest three months. Since inception, the Fund has returned 8.6% per annum. All figures assume reinvestment of distributions. At the date of this report, the NAV was $12.98 per share.

SHARE PRICE PERFORMANCE

    As of January 31, 1999, the Fund's share price as quoted on the New York Stock Exchange was $10.88, which represented a discount of 18.6% to the NAV of $13.37. The total investment return, based on the Fund's share price and assuming reinvestment of distributions, was 2.9% over the latest three months. At the date of this report, the share price was $10.50, representing a discount of 19.1% to NAV.

AUCTION MARKET PREFERRED STOCK (AMPS)

    The Fund's US$30 million of AMPS continue to be well bid at the weekly auctions, maintaining a lower interest rate on average compared to the 30-day Commercial Paper rate. The average interest rate of auction results over the quarter was 5.0% compared with 5.1% for 30-day commercial paper over the same period.

--------------------------------------------------------------------------------
                             PORTFOLIO COMPOSITION
--------------------------------------------------------------------------------

COUNTRY COMPOSITION

    The table below shows the geographical composition of the Fund's total investments as of January 31, 1999, compared to the previous quarter and one year ago. The figures are based on the currencies in which the portfolio is invested:
   TABLE 1: THE FIRST COMMONWEALTH FUND, INC. -- GEOGRAPHIC ASSET ALLOCATION


                                                                        JANUARY 31,
                        JANUARY 31, 1998     OCTOBER 31, 1998                 1999
 Australia                       24.9%                25.4%                   24.9%
 Canada                          29.8%                30.1%                   29.6%
 New Zealand                      9.3%                 9.9%                   10.0%
 United Kingdom                  35.6%                33.7%                   35.0%
 United States*                   0.4%                 0.9%                    0.5%
 TOTAL FUND                     100.0%               100.0%                  100.0%


*It is the policy of the Investment Manager to maintain a portion of the Fund's investments in U.S. short-term securities to cover distributions and expenses.

MATURITY COMPOSITION

    At January 31, 1999, the average maturity of the Fund's assets was 8.6 years, compared with 8.8 years on October 31, 1998 and 7.6 years on January 31, 1998. The table below shows the maturity composition of the Fund's investments as of January 31, 1999, compared to the previous quarter and one year ago:
 TABLE 2: THE FIRST COMMONWEALTH FUND, INC. -- MATURITY ANALYSIS -- JANUARY 31,
                                      1999


                          LESS THAN 1 YEAR          1 - 5 YEARS             5 - 10 YEARS           OVER 10 YEARS
 Australia                          4.6%                   38.1%                   53.3%                    4.0%
 Canada                             8.6%                   37.3%                   12.7%                   41.4%
 New Zealand                       16.7%                   34.7%                   48.6%                     --
 United Kingdom                     6.1%                   22.4%                   33.1%                   38.4%
 United States                    100.0%                     --                      --                      --
 TOTAL FUND                         8.1%                   31.8%                   33.4%                   26.7%


SECTORAL COMPOSITION

    The table below shows the sectoral composition of the Fund's total investments as of January 31, 1999:
 TABLE 3: THE FIRST COMMONWEALTH FUND, INC. -- SECTORAL COMPOSITION -- JANUARY
                                    31, 1999


                         SOVEREIGN GOVT.      STATE/ PROVINCE
                              BONDS                BONDS              EUROBONDS         CORPORATE BONDS    CASH OR EQUIVALENT
 Australia                       10.2%                 7.2%                 4.0%                 3.1%                 0.4%
 Canada                          19.4%                 3.3%                 4.7%                 1.2%                 1.0%
 New Zealand                      5.0%                  --                  3.1%                 1.3%                 0.6%
 United Kingdom                  19.4%                  --                 14.6%                  --                  1.0%
 United States                     --                   --                   --                   --                  0.5%
 TOTAL FUND                      54.0%                10.5%                26.4%                 5.6%                 3.5%


QUALITY OF INVESTMENTS

    At January 31, 1999, nearly 95% of the Fund's assets were invested in securities where either the issue or the issuer was rated at least 'AA' by Standard & Poor's Ratings Group or 'Aa' by Moody's Investors Service or, if unrated, were judged to be of equivalent quality by the Investment Manager. The remainder of the Fund was invested in securities where the issue or the issuer was rated, or deemed to be at least equivalent to, 'A' quality.
TABLE 4: THE FIRST COMMONWEALTH FUND, INC. -- ASSET QUALITY -- JANUARY 31, 1999


                              AAA/AAA                  AA/AA                      A
 Australia                        75.1%                   24.9%                      --
 Canada                            6.3%                   88.8%                     4.9%
 New Zealand                      76.4%                   17.4%                     6.2%
 United Kingdom                   57.0%                   34.2%                     8.8%
 United States                   100.0%                     --                       --
 TOTAL FUND                       48.5%                   46.4%                     5.1%


--------------------------------------------------------------------------------
                           MARKET REVIEW AND OUTLOOK
--------------------------------------------------------------------------------

AUSTRALIA

Economy

    The Australian economy has grown strongly in the last quarter, due mainly to the strength of the service sector and other domestically focused parts of the economy. Economic growth has been underpinned by low interest rates, rising real wages growth, productivity growth, employment growth and reasonably healthy consumer sentiment.

    The September quarter national accounts recorded GDP growth of 5%. Our expectations remain in place that the Australian economy will moderate towards an annual growth rate of 2.5-3.0% in 1999.

    Inflation remains lower than forecast, well below 2% over the last year. Inflation should remain low in 1999, as solid productivity gains have capped growth in unit labour costs. We expect a moderate increase in inflation to around 2% as some impact from the Australian dollar depreciation flows through to final prices.

Fixed Income

    Australian bond yields were essentially flat over the three months to the end of January. Bond yields rose in November when an anticipated monetary policy easing was not forthcoming, but fell in early December following a 0.25% cash rate cut by the central bank. The anticipation of further monetary policy easing led yields to dip below cash rates, but after strong US and Australian economic data was released in January, bond yields rose again.

    Ten-year government bond yields were flat over the three months, rising slightly from 4.97% on October 31, 1998 to 5.01% on January 31, 1999.

    Based on our expectations of moderating growth and Australia's excellent inflation performance, we support the case for further monetary policy easing, but not in the near-term, given the resilience of domestic activity.

Currency

    Over the quarter, the Australian dollar strengthened against the US dollar. The Australian dollar rose to a high of 64.40 cents in mid-November. The currency declined again following a monetary policy easing in early December, but recovered ground following stronger US and Australian economic data in January. The Australian dollar appreciated 0.9% against the US dollar over the three months, to close at 63.02 cents on January 31, 1999.

    The resilience of domestic growth is a key positive for the currency in the near-term. Looking further out, any improvement in global growth should lead commodity prices higher, supporting the Australian dollar.

NEW ZEALAND

Economy

    The New Zealand economy remains recessed, although economic growth was stronger than expected in the second half of 1998. Subdued inflation will allow monetary conditions to ease, and coupled with expansionary fiscal policy should lift the economy out of recession in 1999.

    The recent decision to introduce a cash rate target in New Zealand, should increase the transparency of monetary policy and hence its effectiveness. This move supports expectations of recovering growth over 1999.

Fixed Income

    Stronger than expected employment and economic growth data, led New Zealand bond yields higher. Ten-year government bond yields increased from 5.38% on October 31, 1998, to 5.46% on January 31, 1999. Further easing of monetary conditions should see yields fall in 1999.

    While subdued inflation will be supportive of bonds, the key risk remains the political situation, as an election is expected in November and a change of government is likely.

Currency

    Stronger data supported the New Zealand dollar. The currency appreciated 1.6% against the US dollar, to close at 53.79 cents on January 31, 1999.

CANADA

Economy

    Canada's economy slowed in the first half of 1998, led by weaker consumption spending and business investment. The resolution of union disputes in the second half of the year helped growth to recover, further supported by the resilience of US growth. We expect growth to moderate in line with global growth in 1999.

Fixed Income

    The Canadian bond market rallied as Canada's central bank eased monetary policy, following the lead of the US Federal Reserve. Ten-year government bond yields decreased from 5.09% on October 31, 1998, to 4.89% on January 31, 1999. We expect further rallies, supported by weakening growth, very low inflation and the prospect of further monetary easing.

Currency

    Despite cash rate cuts, the Canadian dollar rallied. The currency was buoyed by news that the US economy, where approximately 80% of Canadian exports are directed, is growing strongly. The Canadian dollar appreciated 1.6% against the US dollar, to close at 81.25 cents on January 31, 1999.

UNITED KINGDOM

Economy

    The UK economy has been slowing substantially over the past year reflecting easing external demand and until recently, tight monetary conditions. Responding to weaker demand and lower inflationary pressures, the Bank of England has progressively reduced short-term interest rates since October, by 200 basis points to 5.5%.

Fixed Income

    The UK bond market rallied as the central bank eased monetary policy. Ten-year government bond yields decreased from 5.06% on October 31, 1998, to 4.11% on January 31, 1999. Relatively weaker British growth prospects compared with other Western European economies point to British bonds rallying further.

Currency

    Easing monetary conditions have also led to a depreciation of the British pound. The pound depreciated 1.8% over the period to close at $1.64. We expect weaker British growth and accelerating monetary easing to further weaken Sterling.


                                                                                JANUARY 31,
                          JANUARY 31, 1998         OCTOBER 31, 1998                 1999

 AUSTRALIA
90 day Bank Bills                  5.03%                    4.82%                  4.76%
 10 yr. Government
Bonds                              5.89%                    4.97%                  5.01%
 CANADA
90 day Bank Bills                  4.49%                    4.75%                  4.70%
 10 yr. Government
Bonds                              5.39%                    5.09%                  4.89%
 NEW ZEALAND
90 day Bank Bills                  9.00%                    4.62%                  4.11%
 10 yr. Government
Bonds                              6.76%                    5.38%                  5.46%
 UNITED KINGDOM
90 day Bank Bills                  7.08%                    6.70%                  5.53%
 10 yr. Government
Bonds                              5.51%                    5.06%                  4.11%


Yield comparisons are direct and do not take into account fluctuations in currency exchange rates.

                                     EQUITILINK INTERNATIONAL MANAGEMENT LIMITED

----------------------------------------------------------
THE FIRST COMMONWEALTH FUND, INC.
PORTFOLIO OF INVESTMENTS
JANUARY 31, 1999


-------------------------------------------------------------  -------------------------------------------------------------
 PRINCIPAL                                                      PRINCIPAL
   AMOUNT                                                         AMOUNT
   LOCAL                                                          LOCAL
  CURRENCY                                          VALUE        CURRENCY                                          VALUE
   (000)                 DESCRIPTION                (US$)         (000)                 DESCRIPTION                (US$)
-------------------------------------------------------------  -------------------------------------------------------------



              LONG-TERM INVESTMENTS - 95.0%
              AUSTRALIA - 24.2%
              GOVERNMENT AND SEMI-GOVERNMENT
              BONDS - 17.1%
              COMMONWEALTH OF AUSTRALIA - 10.1%
              Commonwealth of Australia,
 A$    1,000    13.00%, 7/15/00................       700,593
       1,500    12.00%, 11/15/01...............     1,119,170
       1,000    9.75%, 3/15/02.................       718,230
       3,000    10.00%, 10/15/02...............     2,214,810
       3,000    10.00%, 2/15/06................     2,441,212
       2,600    10.00%, 10/15/07...............     2,199,940
       5,700    8.75%, 8/15/08.................     4,575,918
       2,000    7.50%, 9/15/09.................     1,504,065
                                                 ------------
                                                   15,473,938
                                                 ------------
              NEW SOUTH WALES - 1.5%
              New South Wales Treasury
                Corporation,
       2,000    8.00%, 12/01/01................     1,357,130
       1,500    7.00%, 4/01/04.................     1,019,735
                                                 ------------
                                                    2,376,865
                                                 ------------
              QUEENSLAND - 3.2%
              Queensland Treasury Corporation,
       3,000    8.00%, 8/14/01.................     2,024,562
       2,000    8.00%, 5/14/03 (Global)........     1,399,022
       1,000    8.00%, 9/14/07.................       743,893
       1,000    8.00%, 9/14/07 (Global)........       743,792
                                                 ------------
                                                    4,911,269
                                                 ------------
              SOUTH AUSTRALIA - 0.5%
              South Australia Finance
                Authority,
       1,000    12.50%, 10/15/00...............       705,518
                                                 ------------
              VICTORIA - 1.3%
              Treasury Cor poration of
                Victoria,
       2,500    10.25%, 11/15/06...............     2,057,192
                                                 ------------
              WESTERN AUSTRALIA - 0.5%
              Wester n Australia Treasur y
                Corporation,
       1,000    10.00%, 7/15/05................       792,710
                                                 ------------
              Total Australian gover nment and
                semi-gover nment bonds (cost
                US$27,317,517).................    26,317,492
                                                 ------------

              CORPORATE BONDS - 3.1%
              SERVICES - 3.1%
              First Australian National
                Mortgage
                Acceptance Cor poration,
                Ser ies 22,
 A$    2,121    11.40%, 12/15/01...............     1,502,153
              Telstra Corp.,
       2,000    11.50%, 10/15/02...............     1,516,896
       2,000    12.00%, 5/15/06................     1,732,015
                                                 ------------
              Total Australian corporate bonds
                (cost US$5,056,422)............     4,751,064
                                                 ------------
              EUROBONDS - 4.0%
              FINANCIAL SERVICES - 1.6%
              Export Finance & Insurance
                Corporation,
       1,750    11.00%, 12/29/04...............     1,395,201
              Ing Mercantile Mutual Bank Ltd.,
         500    7.125%, 3/13/02................       329,046
              State Bank of New South Wales,
       1,000    10.50%, 4/30/99................       636,862
                                                 ------------
                                                    2,361,109
                                                 ------------
              SEMI-GOVERNMENT - 0.7%
              South Australia Finance
                Author ity,
         500    12.50%, 5/08/01................       362,068
              Treasury Cor poration of
                Victoria,
       1,000    9.00%, 6/27/05.................       746,938
                                                 ------------
                                                    1,109,006
                                                 ------------
              SERVICES - 0.7%
              State Electricity Commission of
                Victoria,
         972    9.25%, 7/27/99.................       622,852
         535    10.50%, 5/27/03................       402,135
                                                 ------------
                                                    1,024,987
                                                 ------------
              SUPRANATIONAL - 1.0%
              Eurofima,
       2,000    9.875%, 1/17/07................     1,599,232
                                                 ------------
              Total Australian eurobonds
                (cost US$6,558,074)............     6,094,334
                                                 ------------
              Total Australian long-term
                investments
                (cost US$38,932,013)...........    37,162,890
                                                 ------------



-------------------------------------------------------------  -------------------------------------------------------------
 PRINCIPAL                                                      PRINCIPAL
    AMOUNT                                                        AMOUNT
   LOCAL                                                          LOCAL
  CURRENCY                                          VALUE        CURRENCY                                          VALUE
   (000)                 DESCRIPTION                (US$)         (000)                 DESCRIPTION                (US$)
-------------------------------------------------------------  -------------------------------------------------------------



              CANADA - 28.2%
              GOVERNMENT, PROVINCIAL AND MUNICIPAL
              BONDS - 22.3%
              CANADA - 19.1%
              Canadian Government,
 C$    5,500    7.50%, 3/01/01.................     3,823,463
       6,000    8.50%, 4/01/02.................     4,385,592
       5,000    7.25%, 6/01/03.................     3,613,020
       2,500    7.25%, 6/01/07.................     1,916,226
       2,000    6.00%, 6/01/08.................     1,430,932
       8,000    10.25%, 3/15/14................     8,176,603
       6,000    9.00%, 6/01/25.................     6,080,106
                                                 ------------
                                                   29,425,942
                                                 ------------
              AL BERTA - 0.6%
              City of Edmonton,
       1,000    9.625%, 2/13/12................       907,138
                                                 ------------
              BRITISH COLUMBIA - 1.1%
              Province of British Columbia,
       1,000    10.15%, 8/29/01................       741,309
       1,000    9.50%, 1/09/12.................       907,997
                                                 ------------
                                                    1,649,306
                                                 ------------
              ONTARIO - 1.5%
              Province of Ontario,
       1,000    8.75%, 4/22/03.................       753,139
       2,000    7.50%, 2/07/24.................     1,634,171
                                                 ------------
                                                    2,387,310
                                                 ------------
              Total Canadian gover nment,
                provincial and municipal bonds
                (cost US$34,443,162)...........    34,369,696
                                                 ------------
              CORPORATE BONDS - 1.2%
              DIVERSIFIED INDUSTRIALS - 0.7%
              Bell Telephone Company of Canada,
         500    10.50%, 7/15/09................       383,377
              Imperial Oil Ltd.,
       1,000    9.875%, 12/15/99...............       686,781
                                                 ------------
                                                    1,070,158
                                                 ------------

              FINANCIAL SERVICES - 0.5%
              Bank of Nova Scotia,
 C$    1,000    10.35%, 7/19/01................       737,409
                                                 ------------
              Total Canadian cor porate bonds
                (cost US$2,184,922)............     1,807,567
                                                 ------------
              EUROBONDS - 4.7%
              DIVERSIFIED INDUSTRIALS - 0.3%
              Procter & Gamble Company,
         500    10.875%, 8/15/01...............       371,365
                                                 ------------
              FINANCIAL SERVICES - 1.8%
              Credit Local de France,
       1,000    6.75%, 3/21/06.................       712,987
              Inter national Bank for
                Reconst r uction
                and Development,
       2,000    10.125%, 7/20/99...............     1,351,474
              Rabobank Neder l and N.V.,
       1,000    9.00%, 12/22/00................       704,726
                                                 ------------
                                                    2,769,187
                                                 ------------
              NATURAL RESOURCES - 1.2%
              Ontar io Hydro,
         500    8.50%, 5/26/25.................       458,262
              Quebec Hydro,
       1,500    7.00%, 6/01/04.................     1,073,199
              Tokyo Elect r ic Power Company,
         500    10.50%, 6/14/01................       365,995
                                                 ------------
                                                    1,897,456
                                                 ------------
              PROVINCIAL AND MUNICIPAL - 0.8%
              Metropolitan Municipality of
                Toronto,
         750    9.625%, 5/14/02................       558,906
              Ville de Montreal,
       1,000    6.375%, 2/15/01................       672,505
                                                 ------------
                                                    1,231,411
                                                 ------------


-------------------------------------------------------------  -------------------------------------------------------------
 PRINCIPAL                                                      PRINCIPAL
    AMOUNT                                                        AMOUNT
   LOCAL                                                          LOCAL
  CURRENCY                                          VALUE        CURRENCY                                          VALUE
   (000)                 DESCRIPTION                (US$)         (000)                 DESCRIPTION                (US$)
-------------------------------------------------------------  -------------------------------------------------------------


              SUPRANATIONAL - 0.6%
              Bayerische Vereinsbank AG,
 C$      500    7.125%, 7/29/99................       333,361
              Canada (Cayman),
         750    7.25%, 6/01/08.................       561,385
                                                 ------------
                                                      894,746
                                                 ------------
              Total Canadian eurobonds
                (cost US$7,773,565)............     7,164,165
                                                 ------------
              Total Canadian long-term
                investments
                (cost US$44,401,649)...........    43,341,428
                                                 ------------
              NEW ZEALAND - 9.2%
              GOVER NMENT BONDS - 4.9%
              Gover nment of New Zealand,
 NZ$   1,000    8.00%, 2/15/01.................       568,682
       5,000    8.00%, 4/15/04.................     3,013,903
       5,000    8.00%, 11/15/06................     3,120,481
              Housing New Zealand,
       1,500    8.00%, 11/15/06................       877,411
                                                 ------------
              Total New Zealand gover nment
                bonds
                (cost US$8,312,566)............     7,580,477
                                                 ------------
              CORPORATE BONDS - 1.2%
              DIVERSIFIED INDUSTRIALS - 1.0%
              Electricity Cor poration of
                New Zealand Ltd.,
       1,750    10.00%, 10/15/01...............     1,046,882
       1,000    8.00%, 2/15/03.................       574,536
                                                 ------------
                                                    1,621,418
                                                 ------------
              FINANCIAL SERVICES - 0.2%
              Transpower Finance Ltd.,
         500    8.00%, 6/15/05.................       291,948
                                                 ------------
              Total New Zealand corporate bonds
                (cost US$2,075,749)............     1,913,366
                                                 ------------
              EUROBONDS - 3.0%
              FINANCIAL SERVICES - 1.4%
              Inter national Bank for
                Reconst ruction
                and Development,
       2,000    9.00%, 7/08/99.................     1,094,830
       1,000    7.00%, 9/18/00.................       548,760
              Primary Industry Bank of
                Australia Limited,
       1,000    8.25%, 3/27/00.................       554,812
                                                 ------------
                                                    2,198,402
                                                 ------------

              GLOBAL - 1.3%
              Federal National Mortgage
                Association,
 NZ$   3,500    7.00%, 9/26/00.................     1,923,014
                                                 ------------
              SUPRANATIONAL - 0.4%
              European Investment Bank,
       1,000    9.00%, 7/16/99.................       548,087
                                                 ------------
              Total New Zealand eurobonds
                (cost US$4,993,721)............     4,669,503
                                                 ------------
              Total New Zealand long-term
                investments
                (cost US$15,382,036)...........    14,163,346
                                                 ------------
              UNITED KINGDOM - 33.4%
              GOVERNMENT BONDS - 19.1%
              United Kingdom Treasur y,
       1,250    8.00%, 12/07/00................     2,167,000
       2,000    8.00%, 6/10/03.................     3,763,906
       1,500    6.75%, 11/26/04................     2,789,559
       2,000    7.50%, 12/07/06................     3,989,698
       5,550    8.00%, 12/07/15................    13,128,625
         750    8.00%, 6/07/21.................     1,887,487
         750    6.00%, 12/07/28................     1,615,896
                                                 ------------
              Total United Kingdom gover nment
                bonds
                (cost US$25,759,803)...........    29,342,171
                                                 ------------
              EUROBONDS - 14.3%
              DIVERSIFIED INDUSTRIALS - 2.9%
              Allied Domecq PLC,
       1,000    10.625%, 2/25/99...............     1,647,124
              British Gas PLC,
       1,400    8.875%, 7/08/08................     2,877,425
                                                 ------------
                                                    4,524,549
                                                 ------------
              FINANCIAL SERVICES - 7.2%
              Abbey National Treasury
                Services PLC,
       1,250    8.00%, 4/02/03.................     2,263,913
              Barclays Bank PLC,
       1,000    9.875%, 5/29/49................     2,079,942
              Halifax Building Society,
       1,500    11.00%, 1/17/14................     3,772,847


-------------------------------------------------------------  -------------------------------------------------------------
 PRINCIPAL                                                      PRINCIPAL
    AMOUNT                                                        AMOUNT
   LOCAL                                                          LOCAL
  CURRENCY                                          VALUE        CURRENCY                                          VALUE
   (000)                 DESCRIPTION                (US$)         (000)                 DESCRIPTION                (US$)
-------------------------------------------------------------  -------------------------------------------------------------


              L loyds Bank PLC,
         500    7.375%, 3/11/04................       891,110
              Prudential Finance B.V.,
       1,000    9.375%, 6/04/07................     2,081,996
                                                 ------------
                                                   11,089,808
                                                 ------------
              NATURAL RESOURCES - 1.2%
              Thames Water Utilities
                Finance PLC,
       1,000    10.50%, 11/21/01...............     1,845,872
                                                 ------------
              SUPRANATIONAL - 3.0%
              Republic of Finland,
       1,000    8.00%, 4/07/03.................     1,826,243
       1,250    10.125%, 6/22/08...............     2,838,618
                                                 ------------
                                                    4,664,861
                                                 ------------
              Total United Kingdom eurobonds
                (cost US$18,032,442)...........    22,125,090
                                                 ------------
              Total United Kingdom long-term
                investments
                (cost US$43,792,245)...........    51,467,261
                                                 ------------
              Total long-term investments
                (cost US$142,507,943)..........   146,134,925
                                                 ------------
              SHOR T-TERM INVESTMENTS - 3.4%
              AUSTRALIA - 0.3%
              Banque Nat ionale de Par is Fixed
                Deposit,
                4.40%, 2/01/99
 A$      754    (cost US$474,355)..............       474,355
                                                 ------------
              CANADA - 1.0%
              State Street Bank and Trust
                Company Ti me Deposit,
                4.75%, 2/02/99
 C$    2,274    (cost US$1,498,990)............     1,502,754
                                                 ------------

              NEW ZEALAND - 0.6%
              Bankers Trust New Zealand
                Limited Call Account,
                3.65%, 2/01/99
 NZ$   1,627    (cost US$858,119)..............       875,147
                                                 ------------
              UNITED KINGDOM - 1.0%
              State Street Bank and Trust
                Company Fixed Deposit,
                5.75%, 2/05/99
         959    (cost US$1,580,339)............     1,575,352
                                                 ------------
              UNITED STATES - 0.5%
  US$    825  Repurchase Agreement, State
                Street Bank and Trust
                Company, 4.60% dated
                1/29/99, due 2/01/99 in the
                amount of $825,316
                (cost $825,000;
                collateralized by $655,000
                U.S. Treasury Notes, 10.375%
                due 11/15/09; value
                $859,855)......................       825,000
                                                 ------------
              Total shor t-term investments
                (cost US$5,236,803)............     5,252,608
                                                 ------------
              TOTAL INVESTMENTS - 98.4%
                (cost US$147,744,746)..........   151,387,533
              Other assets in excess of
                liabilities - 1.6%.............     2,531,321
                                                 ------------
              TOTAL NET ASSETS - 100.0%........  $153,918,854
                                                 ------------
                                                 ------------



DIRECTORS                                                  OFFICERS
Brian M. Sherman, Chairman                                 Laurence S. Freeman, President
Sir Roden Cutler                                           Brian M. Sherman, Vice President
David Lindsay Elsum                                        David Manor, Treasurer
Rt. Hon. Malcolm Fraser                                    Roy M. Randall, Secretary
Laurence S. Freedman                                       Ouma Sananikone-Fletcher,
Michael Gleeson-White                                      Assistant Vice President and
Michael R. Horsburgh                                       Chief Investment Officer
David Manor                                                Barry G. Sechos, Assistant Treasurer
William J. Potter                                          Allan S. Mostoff, Assistant Secretary
Peter D. Sacks                                             Margaret A. Bancroft, Assistant Secretary
Anton E. Schrafl
E. Duff Scott
John T. Sheehy
Warren C. Smith


Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.
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